UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 11, 2008

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

To the extent applicable, the information contained in Item 5.02 below is hereby incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director’s Fees

On June 11, 2008, the board of directors of Central European Distribution Corporation (the “Company”) approved revisions to the annual fees payable for serving as a member of the board of directors, as follows:

•

The base director’s fee payable to each member of the board of directors residing in Europe has been raised from $30,000 per year to $36,000 per year. The base director’s fee payable to members of the board of directors residing in other jurisdictions will remain unchanged at $30,000 per year. Separate amounts of director’s fees are based upon the Compensation Committee’s estimation of the changes in exchange rates among the U.S. dollar, Polish zloty and the euro. All other terms of director compensation will remain unchanged.

Amended Executive Officer Employment Agreements

On June 11, 2008, the board of directors of the Company approved amendments to the Company’s employment agreements with William V. Carey, the Company’s President and Chief Executive Officer, Christopher Biedermann, the Company’s Vice President and Chief Financial Officer, Evangelos Evangelou, the Company’s Vice President and Chief Operating Officer and James Archbold, the Company’s Vice President, Secretary and Director of Investor Relations.

Mr. Carey’s employment agreement provides, among other things, that:

•	The term of the employment agreement is through December 31, 2009.

•	Mr. Carey’s base salary from January 1, 2008 through December 31, 2008 shall be $557,948 and from January 1, 2009 to December 31, 2009 shall be $607,948.

•	All payments to Mr. Carey pursuant to the agreement will be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•	Mr. Carey shall be subject to non-competition provisions for the duration of his employment and for certain periods after his employment.

•

If Mr. Carey’s employment is terminated other than for cause (as defined), disability or death or if he terminates his employment for good reason (as defined), Mr. Carey will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment within 30 days following the date of termination of the full base salary, annual bonus and equity incentive compensation that would have been payable to him through the remaining term of the agreement.

•	Either the Company or Mr. Carey may terminate the agreement for any reason after providing the other party with six months notice of such termination.

•

If Mr. Carey is terminated under conditions constituting a qualifying change-in-control within one year following a change-in-control of the Company, the Company shall pay to Mr. Carey, in addition to all accrued obligations, a lump sum equal to two times the sum of (i) Mr. Carey’s base salary, (ii) Mr. Carey’s annual bonus from the prior fiscal year and

(iii) the value of the equity awards granted to Mr. Carey in the previous year. Upon any change-in-control, all equity awards subject to vesting shall become immediately vested and exercisable.

•

Mr. Carey will receive a gross–up payment to the extent of any excise tax imposed by Section 4999 of the Internal Revenue Code in connection with amounts and benefits payable to him pursuant to the agreement.

Mr. Biedermann’s employment agreement provides, among other things, that:

•	The term of the employment agreement is through December 31, 2009.

•	Mr. Biedermann’s base salary from January 1, 2008 through December 31, 2008 shall be $301,193 and from January 1, 2009 to December 31, 2009 shall be $341,193.

•	All payments to Mr. Biedermann pursuant to the agreement will be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•	Mr. Biedermann shall be subject to non-competition provisions for the duration of his employment and for certain periods after his employment.

•

If Mr. Biedermann’s employment is terminated other than for cause (as defined), disability or death or if he terminates his employment for good reason (as defined), Mr. Biedermann will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment within 30 days following the date of termination of the full base salary, annual bonus and equity incentive compensation that would have been payable to him through the remaining term of the agreement.

•	Either the Company or Mr. Biedermann may terminate the agreement for any reason after providing the other party with six months notice of such termination.

•

If Mr. Biedermann is terminated under conditions constituting a qualifying change-in-control within one year following a change-in-control of the Company, the Company shall pay to Mr. Biedermann, in addition to all accrued obligations, a lump sum equal to two times the sum of (i) Mr. Biedermann’s base salary, (ii) Mr. Biedermann’s annual bonus from the prior fiscal year and (iii) the value of the equity awards granted to Mr. Biedermann in the previous year. Upon any change-in-control, all equity awards subject to vesting shall become immediately vested and exercisable.

•

Mr. Biedermann will receive a gross–up payment to the extent of any excise tax imposed by Section 4999 of the Internal Revenue Code in connection with amounts and benefits payable to him pursuant to the agreement.

Mr. Evangelou’s employment agreement provides, among other things, that:

•	The term of the employment agreement is through December 31, 2009.

•	Mr. Evangelou’s base salary from January 1, 2008 through December 31, 2008 shall be $389,299 and from January 1, 2009 to December 31, 2009 shall be $429,299.

•	All payments to Mr. Evangelou pursuant to the agreement will be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•	Mr. Evangelou shall be subject to non-competition provisions for the duration of his employment and for certain periods after his employment.

•

If Mr. Evangelou’s employment is terminated other than for cause (as defined), disability or death or if he terminates his employment for good reason (as defined), Mr. Evangelou will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment within 30 days following the date of termination of the full base salary, annual bonus and equity incentive compensation that would have been payable to him through the remaining term of the agreement.

•	Either the Company or Mr. Evangelou may terminate the agreement for any reason after providing the other party with six months notice of such termination.

•

If Mr. Evangelou is terminated under conditions constituting a qualifying change-in-control within one year following a change-in-control of the Company, the Company shall pay to Mr. Evangelou, in addition to all accrued obligations, a lump sum equal to two times the sum of (i) Mr. Evangelou’s base salary, (ii) Mr. Evangelou’s annual bonus from the prior fiscal year and (iii) the value of the equity awards granted to Mr. Evangelou in the previous year. Upon any change-in-control, all equity awards subject to vesting shall become immediately vested and exercisable.

•

Mr. Evangelou will receive a gross–up payment to the extent of any excise tax imposed by Section 4999 of the Internal Revenue Code in connection with amounts and benefits payable to him pursuant to the agreement.

Mr. Archbold’s employment agreement to provides, among other things, that:

•	The term of the employment agreement is through December 31, 2009.

•	The agreement may be terminated (i) by Mr. Archbold’s death, (ii) by the Company due to Mr. Archbold’s disability or (iii) by the Company for cause.

•	Either the Company or Mr. Archbold may terminate the agreement for any reason after providing the other party with six months notice of such termination.

•

If Mr. Archbold is terminated under conditions constituting a qualifying change-in-control within one year following a change-in-control of the Company, the Company shall pay to Mr. Archbold, in addition to all accrued obligations, a lump sum equal to two times the sum of (i) Mr. Archbold’s base salary, (ii) Mr. Archbold’s annual bonus from the prior fiscal year and (iii) the value of the equity awards granted to Mr. Archbold in the previous year. Upon any change-in-control, all equity awards subject to vesting shall become immediately vested and exercisable.

•

Mr. Archbold will receive a gross–up payment to the extent of any excise tax imposed by Section 4999 of the Internal Revenue Code in connection with amounts and benefits payable to him pursuant to the agreement.

The foregoing description of the amendments to Messrs. Carey’s, Biedermann’s, Evangelou’s and Archbold’s employment agreements are qualified in their entirety by reference to such amended and restated employment agreements which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8–K and which are incorporated herein by reference.

Amendments to the Executive Bonus Plan

On June 11, 2008, the board of directors of the Company approved amendments to the terms of the Company’s Executive Bonus Plan (the “Plan”) to increase the base aggregate cash bonus payable under the Plan for the 2008 fiscal year from $825,000 to $1,450,000. In succeeding years, the aggregate cash bonus will be set on an annual basis. All other terms of the Plan will remain unchanged.

The total amounts payable pursuant to the Plan are dependent on the Company achieving or exceeding certain levels of EBITDA, and Messrs. Carey, Biedermann, Evangelou and Archbold receive an agreed percentage of such total amounts, as set forth in the Plan. The foregoing description of the amendments to the Plan is qualified in its entirety by reference to the terms of the Plan, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and William V. Carey.

10.2	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and Christopher Biedermann.

10.3	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and Evangelos Evangelou.

10.4	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and James Archbold.

10.5	Amended and Restated Executive Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

	By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: June 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and William V. Carey.

10.2	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and Christopher Biedermann.

10.3	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and Evangelos Evangelou.

10.4	Amended and Restated Employment Agreement, dated June 11, 2008, by and between Central European Distribution Corporation and James Archbold.

10.5	Amended and Restated Executive Bonus Plan.